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                                    UNITED STATES


                         SECURITIES AND EXCHANGE COMMISSION


                               Washington, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

            Date of Report (date of earliest event reported):  January 18, 2000



                                 WELLS FARGO & COMPANY
                   (Exact name of registrant as specified in its charter)


      Delaware                       001-2979                 No. 41-0449260
(State or other jurisdiction      (Commission File             (IRS Employer
   of incorporation)                   Number)              Identification No.)


                   420 Montgomery Street, San Francisco, California 94163
                     (Address of principal executive offices) (Zip Code)


            Registrant's telephone number, including area code:  1-800-411-4932


                                       Not applicable


                (Former name or former address, if changed since last report)

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Item 5: OTHER EVENTS

        Wells Fargo & Company is placing on file as Exhibit 99 a copy of the Company's financial results for the quarter ended December 31, 1999. Final financial statements with additional analyses will be filed as part of the Company's Form 10-K for the quarter ended December 31, 1999.

Item 7: FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits

             27    Financial Data Schedule

             99 Wells Fargo & Company's financial results for the quarter ended December 31, 1999


                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on January 18, 2000.


                                      WELLS FARGO & COMPANY

                                      By:  LES L. QUOCK
                                           ------------------------------------
                                           Les L. Quock
                                           Senior Vice President and Controller